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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



               Date of Report                       June 19, 1995
     (Date of earliest event reported)

                             CRYSTAL OIL COMPANY
             (Exact name of registrant as specified in its charter)


                        COMMISSION FILE NUMBER 1-8715



                LOUISIANA                              72-0163810
     (State or other jurisdiction          (I.R.S. Employer Identification No.)
           of incorporation)

 229 Milam Street, Shreveport, Louisiana                 71101
 (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (318) 222-7791


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 19, 1995, Crystal Oil Company (the "Company") completed the acquisition (the "Acquisition") of all of the capital stock of First Reserve Gas Company ("FRGC"), a natural gas storage company located in Hattiesburg, Mississippi, for a cash consideration of approximately $78 million, pursuant to a Stock Purchase Agreement dated May 2, 1995 (the "Agreement"), between the Company and FRGC. The Acquisition was funded through existing cash and a $60 million loan from Texas Commerce Bank National Association that is expected to be refinanced on a non-recourse basis by the end of the third quarter of 1995. The Company has acquired various assets in the Acquisition, including a natural gas storage facility with 5.5 billion cubic feet of storage capacity and interconnections into various major pipeline systems. The Company intends to continue such use for the assets acquired. The press release issued by the Company at the time of the closing of the Acquisition is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The financial statements required are not currently available to the Company and will be filed by the Company by an amendment to this report as soon as practical.

     (b) PRO FORMA FINANCIAL INFORMATION.

          The acquisition of FRGC by the Company will be accounted for as a purchase and will require an allocation of the purchase price among the acquired assets. As of the date of this report, such allocation has not been completed and it would be impracticable for the Company to provide the pro forma financial information that is required pursuant to Article 11 of Regulation S-X with respect to the acquisition at this time. Such pro forma financial information will be filed by the Company by an amendment to this report as soon as practical.

     (c) EXHIBITS.

     2 Stock Purchase Agreement dated May 2, 1995, between Crystal Oil Company and First Reserve Secured Energy Assets Fund, Limited Partnership and First Reserve Fund V, Limited Partnership (Reference is made to Exhibit 10.7 of the Quarterly Report on Form 10-Q filed by the Company for the period ended March 31,
          1995).

     99.1 Press Release of the Company dated June 19, 1995.


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                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRYSTAL OIL COMPANY

Dated: June 27, 1995                           /s/ J.A. BALLEW
                                          -------------------------
                                                J. A. Ballew
                                            Senior Vice President,
                                            Treasurer and Secretary


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                             CRYSTAL OIL COMPANY

                                EXHIBIT INDEX

     2 Stock Purchase Agreement dated May 2, 1995, between Crystal Oil Company and First Reserve Secured Energy Assets Fund, Limited Partnership and First Reserve Fund V, Limited Partnership (Reference is made to Exhibit 10.7 of the Quarterly Report on Form 10-Q filed by the Company for the period ended March 31,
          1995).

    *99.1 Press Release of the Company dated June 19,
          1995.

__________

*Filed herewith.